                                                                       EXHIBIT 1
                                                                  EXECUTION COPY

                              AMENDMENT dated as of June 17, 1998 to the Agency
                  Agreement dated June 19, 1996, and amended as of November 14, 1997, and March 30, 1998, among National Rural Utilities Cooperative Finance Corporation (the "Company"), a District of Columbia cooperative association, Lehman Brothers Inc. (an "Agent") and Merrill Lynch, Pierce, Fenner & Smith Incorporated (an "Agent") (such Agency Agreement the "Agreement").

            WHEREAS, the parties hereto have entered into the Agreement;

            WHEREAS, the Agreement initially contemplated the issuance and sale by the Company from time to time of up to $623,599,000 aggregate principal amount of its Medium-Term Notes, Series C (the "Securities");

            WHEREAS, the Agreement was amended as of November 19, 1997, and as of March 30, 1998, to increase the aggregate principal amount of Securities permitted be issued and sold by the Company thereunder to $1,373,599,000 and the aggregate principal amount of Securities permitted to be sold on and after March 30, 1998 to $604,121,000;

            WHEREAS, the Company has issued and sold approximately $89,195,000 aggregate principal amount of Securities pursuant to the Agreement and the Indenture on and after March 30, 1998;

            WHEREAS immediately prior to this Amendment taking effect, the Company's Registration Statements No. 333-38839 and Registration Statement No. 333-47681 remain effective under the Act, with $514,926,000 aggregate principal amount of Securities remaining unissued and unsold under such Registration Statements;

            WHEREAS, the parties hereto desire to amend the Agreement;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

            1. The Agreement is hereby amended to include in the definition of "Registration Statement", as contemplated therein in Section 1(a), Registration Statement No. 333-53819, previously filed with the Commission and effective as of June 5, 1998, relating to the registration of $1,000,000,000 aggregate principal amount of Securities, and to revise the definition of "Prospectus" to mean the prospectus supplement dated June 16, 1998, relating to the Securities covered by the Agreement, as amended, together with the prospectus contained in such Registration Statement.

            2. The Agreement is hereby amended to increase the aggregate principal amount of Securities which may be issued and sold from time to time by the

Company thereunder to $2,373,599,000 and the aggregate principal amount of Securities which may be issued and sold from time to time thereunder on or after the date hereof to $1,514,926,000.

            3. The Agreement is hereby amended by deleting Section 11 of the Agreement in its entirety and replacing it with the following:

      Section 11. Purchases as Principal. From time to time either Agent may agree with the Company to purchase Securities from the Company as principal, in which case such purchase shall be made in accordance with the terms of a separate agreement (a "Purchase Agreement") to be entered into between such Agent and the Company. The Purchase Agreement may be either an oral agreement or a written agreement in the form attached hereto as Exhibit C. A Purchase Agreement, to the extent set forth therein, may incorporate by reference specified provisions of this Agreement. Either Agent, acting as principal, may also purchase Securities at a discount for resale to investors or other purchasers at varying prices related to prevailing market prices at the time of resale as determined by the applicable Agent or, if so agreed, at a fixed public offering price. Unless otherwise specified in the applicable Supplement, any Security sold to an Agent as principal will be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Security of identical maturity.

            4. The Agreement is hereby amended by deleting Exhibit A to the Agreement and replacing it with Exhibit A attached hereto.

            5. This Amendment shall become effective only on the satisfaction (or waiver by the Agents) of the conditions in Section 5 of the Agreement with respect to the Closing Date for this Amendment.

            Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

            All capitalized terms not defined herein have the meanings assigned to them in the Agreement.

      IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be fully executed as of the date first above written.


                              NATIONAL RURAL UTILITIES COOPERATIVE
                               FINANCE CORPORATION


                                by
                                   ------------------------------------
                                   Name:
                                   Title:

                              LEHMAN BROTHERS INC.


                                by
                                   ------------------------------------
                                   Name:
                                   Title:

                              MERRILL LYNCH, PIERCE, FENNER
                               & SMITH INCORPORATED


                                by
                                   ------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT A

                            NATIONAL RURAL UTILITIES
                         COOPERATIVE FINANCE CORPORATION

                           Medium-Term Notes, Series C

                              Schedule of Payments

      The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of Securities or percentage of the aggregate Dollar Equivalent of the Foreign Currency or Dollar Equivalent of the Currency Unit (as defined in the Indenture) of the principal amount of Securities placed by such Agent, as the case may be:

--------------------------------------------------------------------------------
Term                                    Commission Rate
--------------------------------------------------------------------------------
9 months to less than 1 year            0.125%
--------------------------------------------------------------------------------
1 year to less than 18 months           0.150%
--------------------------------------------------------------------------------
18 months to less than 2 years          0.200%
--------------------------------------------------------------------------------
2 years to less than 3 years            0.250%
--------------------------------------------------------------------------------
3 years to less than 4 years            0.350%
--------------------------------------------------------------------------------
4 years to less than 5 years            0.450%
--------------------------------------------------------------------------------
5 years to less than 7 years            0.500%
--------------------------------------------------------------------------------
7 years to less than 10 years           0.550%
--------------------------------------------------------------------------------
10 years to less than 15 years          0.625%
--------------------------------------------------------------------------------
15 years to less than 20 years          0.700%
--------------------------------------------------------------------------------
20 years to less than 30 years          0.750%
--------------------------------------------------------------------------------
30 years or more                        To be negotiated at time of sale
--------------------------------------------------------------------------------